                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

          STANLEY T. SKINNER, the undersigned, Chairman of the Board, Chief Executive Officer, and Director of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and Director of said corporation the registration statement or statements covering the issuance of shares of said corporation's common stock pursuant to the Agreement and Plan of Merger dated January 31, 1997, as may be amended or modified hereafter, in connection with the acquisition of Valero Energy Corporation, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.


                                              STANLEY T. SKINNER
                                            ----------------------
                                              STANLEY T. SKINNER

                               POWER OF ATTORNEY

          GORDON R. SMITH, the undersigned, Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chief Financial Officer of said corporation the registration statement or statements covering the issuance of shares of said corporation's common stock pursuant to the Agreement and Plan of Merger dated January 31, 1997, as may be amended or modified hereafter, in connection with the acquisition of Valero Energy Corporation, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.


                                                GORDON R. SMITH
                                             ---------------------
                                                GORDON R. SMITH

                               POWER OF ATTORNEY

          CHRISTOPHER P. JOHNS, the undersigned, Controller of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Controller of said corporation the registration statement or statements covering the issuance of shares of said corporation's common stock pursuant to the Agreement and Plan of Merger dated January 31, 1997, as may be amended or modified hereafter, in connection with the acquisition of Valero Energy Corporation, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.


                                        CHRISTOPHER P. JOHNS
                                       ---------------------
                                        CHRISTOPHER P. JOHNS

                               POWER OF ATTORNEY

          Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his or her attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as Director of said corporation the registration statement or statements covering the issuance of shares of said corporation's common stock pursuant to the Agreement and Plan of Merger dated January 31, 1997, as may be amended or modified hereafter, in connection with the acquisition of Valero Energy Corporation, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.

STANLEY T. SKINNER                    RICHARD B. MADDEN
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ROBERT D. GLYNN, JR.                  JOHN C. SAWHILL
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RICHARD A. CLARKE                     DAVID M. LAWRENCE
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H. M. CONGER                          ALAN SEELENFREUND
-------------------------             ------------------------
MARY S. METZ                          SAMUEL T. REEVES
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REBECCA Q. MORGAN                     CARL E. REICHARDT
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C. LEE COX                            BARRY LAWSON WILLIAMS
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